FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2011

UNITED STATES CELLULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9712 (Commission File Number)	62-1147325 (I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois (Address of principal executive offices)		60631 (Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to Item 5.02(e) of Form 8-K, United States Cellular Corporation (“U.S. Cellular”) is filing this Form 8-K to report the amount of bonuses paid to its named executive officers in 2011 with respect to 2010 performance.

U.S. Cellular filed (i) a Current Report on Form 8-K dated November 18, 2009  that included as an exhibit its Guidelines for the Determination of Annual Bonus for President and Chief Executive Officer of U.S. Cellular (the “Guidelines”) and (ii) a Current Report on Form 8-K dated June 7, 2010 that included as an exhibit the U.S. Cellular 2010 Executive Officer Annual Incentive Plan Effective January 1, 2010 (the "Plan").  Such Guidelines and Plan provide that the entire amount of bonuses are discretionary.  As a result, officers are not entitled to any bonus unless and until paid.  However, the Guidelines and Plan provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year.

Accordingly, U.S. Cellular is filing this Current Report on Form 8-K to disclose the amounts of bonuses paid to its named executive officers in 2011 with respect to 2010 performance, which were deemed to have been earned on December 31, 2010 once they were paid in 2011 pursuant to the terms of the Plan and Guidelines.  Pursuant to Instruction 4 of Item 5.02, the below named executive officers include the persons who were identified as named executive officers in U.S. Cellular’s most recent proxy statement filing with the Securities and Exchange Commission on April 16, 2010 (which will not be the same as the persons who will be named executive officers in the 2011 proxy statement).

Pursuant to the foregoing, the following amounts of bonuses were paid to the below named executive officers on March 11, 2011 relating to 2010 performance:

	John E. Rooney*	Steven T. Campbell	Jay M. Ellison*	Michael S. Irizarry	Jeffrey J. Childs
Bonus Paid in 2011 for 2010 Performance	$-0-	$181,697	$-0-	$189,531	$163,013

*John E. Rooney retired on May 31, 2010 and Jay M. Ellison retired on December 31, 2009 and, accordingly, did not receive a bonus with respect to 2010.

The above shows the entire amount of the bonus paid, whether or not some or all of such bonus has been deferred and whether or not some portion of such amount will be reported as non-equity incentive plan compensation in the 2011 proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	March 11, 2011

By:	/s/ Steven T. Campbell
Steven T. Campbell Executive Vice President – Finance, Chief Financial Officer and Treasurer